T. Rowe Price Summit GNMA Fund

Supplement to Summary Prospectus Dated March 1, 2013

On October 21, 2013, the Board of Directors of the T. Rowe Price Summit GNMA Fund (“Fund”) approved a proposed merger under which the assets of the Fund would be transferred to the T. Rowe Price GNMA Fund in exchange for shares of that fund.

The merger is subject to the approval of a majority of the Fund’s shareholders. All Fund shareholders at the close of business on January 30, 2014, the “record date,” will be eligible to vote on a plan of reorganization in connection with the proposed merger. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record in early February, and a special shareholder meeting will be held on or around April 30, 2014. The rationale for the proposal and detailed information regarding the proposed merger and the T. Rowe Price GNMA Fund will be provided in the proxy materials. If the proposal is approved by a majority of the Fund’s shareholders, the merger is expected to take place on or around May 16, 2014, at which point Fund shareholders will receive shares of the T. Rowe Price GNMA Fund representing the same total value as their shares of the Fund on that date. The merger will be structured as a tax-free exchange for shareholders of the Fund, although it is possible that the Fund could declare a taxable distribution to its shareholders shortly before the merger is consummated.

In anticipation of the merger, the Fund will close to new accounts and additional purchases. On page 6, the language under “Purchase and Sale of Fund Shares” is replaced with the following:

The fund will not accept any new accounts and will stop accepting purchases of additional shares from existing shareholders, other than shares purchased through the reinvestment of dividends, after the close of the New York Stock Exchange (normally 4 p.m. ET) on Monday, January 27, 2014. Closing the fund to new accounts and additional purchases does not restrict shareholders from redeeming shares of the fund. You may redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must redeem and exchange shares through your intermediary. The fund reserves the right, in its sole discretion and without prior notice, to impose further restrictions or permit additional investments.

The date of this supplement is December 10, 2013.

F94-041-S 12/10/13